Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

	Six Months Ended June 30,
(In Millions, Except Per Share Amounts)	2014	2013
REVENUES:
Timber	$363	$316
Real Estate	100	131
Manufacturing	184	185
Energy and Natural Resources	18	11
Other	8	—
Total Revenues	673	643

COSTS AND EXPENSES:
Cost of Goods Sold:
Timber	263	232
Real Estate	40	52
Manufacturing	163	157
Energy and Natural Resources	5	2
Other	8	—
Total Cost of Goods Sold	479	443
Selling, General and Administrative	59	61
Total Costs and Expenses	538	504

Other Operating Income (Expense), net	4	1

Operating Income	139	140

Earnings from Unconsolidated Entities, net	29	31

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	54	41
Interest Expense (Note Payable to Timberland Venture)	29	29
Total Interest Expense, net	83	70

Income before Income Taxes	85	101

Provision (Benefit) for Income Taxes	—	(1)

Net Income	$85	$102

PER SHARE AMOUNTS:

Net Income per Share – Basic	$0.48	$0.63
Net Income per Share – Diluted	$0.47	$0.62

Weighted-Average Number of Shares Outstanding
– Basic	177.1	162.6
– Diluted	177.4	163.1

SUPPLEMENTAL INCOME STATEMENT INFORMATION:
Equity Earnings from Timberland Venture	$32	$31
Equity Loss from Real Estate Development Ventures	(3)	—
Earnings from Unconsolidated Entities, net	$29	$31

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

	Quarter Ended June 30,
(In Millions, Except Per Share Amounts)	2014	2013
REVENUES:
Timber	$171	$146
Real Estate	77	53
Manufacturing	94	99
Energy and Natural Resources	9	5
Other	5	—
Total Revenues	356	303

COSTS AND EXPENSES:
Cost of Goods Sold:
Timber	125	108
Real Estate	30	22
Manufacturing	84	82
Energy and Natural Resources	3	1
Other	5	—
Total Cost of Goods Sold	247	213
Selling, General and Administrative	30	29
Total Costs and Expenses	277	242

Other Operating Income (Expense), net	3	1

Operating Income	82	62

Earnings from Unconsolidated Entities, net	15	17

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	27	20
Interest Expense (Note Payable to Timberland Venture)	15	15
Total Interest Expense, net	42	35

Income before Income Taxes	55	44

Provision (Benefit) for Income Taxes	—	(2)

Net Income	$55	$46

PER SHARE AMOUNTS:

Net Income per Share – Basic	$0.31	$0.28
Net Income per Share – Diluted	$0.31	$0.28

Weighted-Average Number of Shares Outstanding
– Basic	177.1	162.9
– Diluted	177.4	163.4

SUPPLEMENTAL INCOME STATEMENT INFORMATION:
Equity Earnings from Timberland Venture	$17	$17
Equity Loss from Real Estate Development Ventures	(2)	—
Earnings from Unconsolidated Entities, net	$15	$17

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

(In Millions, Except Per Share Amounts)	June 30, 2014	December 31, 2013
ASSETS
Current Assets:
Cash and Cash Equivalents	$107	$433
Accounts Receivable	44	29
Inventories	51	55
Deferred Tax Asset	6	9
Assets Held for Sale	55	92
Other Current Assets	20	15
	283	633

Timber and Timberlands, net	4,170	4,180
Minerals and Mineral Rights, net	294	298
Property, Plant and Equipment, net	115	118
Equity Investment in Timberland Venture	215	211
Equity Investment in Real Estate Development Ventures	139	139
Deferred Tax Asset	20	17
Investment in Grantor Trusts (at Fair Value)	46	45
Other Assets	55	54
Total Assets	$5,337	$5,695

LIABILITIES
Current Liabilities:
Current Portion of Long-Term Debt	$—	$—
Line of Credit	152	467
Accounts Payable	36	24
Interest Payable	26	22
Wages Payable	17	29
Taxes Payable	14	10
Deferred Revenue	36	26
Other Current Liabilities	11	10
	292	588

Long-Term Debt	2,414	2,414
Note Payable to Timberland Venture	783	783
Other Liabilities	81	78
Total Liabilities	3,570	3,863

Commitments and Contingencies

STOCKHOLDERS’ EQUITY
Preferred Stock, $0.01 Par Value, Authorized Shares – 75.0, Outstanding – None	—	—
Common Stock, $0.01 Par Value, Authorized Shares – 300.6, Outstanding (net of Treasury Stock) – 177.1 at June 30, 2014 and 177.0 at December 31, 2013	2	2
Additional Paid-In Capital	2,950	2,942
Retained Earnings (Accumulated Deficit)	(244)	(173)
Treasury Stock, at Cost, Common Shares – 27.0 at June 30, 2014 and 27.0 at December 31, 2013	(942)	(940)
Accumulated Other Comprehensive Income (Loss)	1	1
Total Stockholders’ Equity	1,767	1,832
Total Liabilities and Stockholders’ Equity	$5,337	$5,695

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Six Months Ended June 30,
(In Millions)	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$85	$102
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization (Includes $2 MDF Fire Impairment Loss in 2014)	66	51
Basis of Real Estate Sold	31	42
Earnings from Unconsolidated Entities, net	(29)	(31)
Distributions from Timberland Venture	28	27
Deferred Income Taxes	—	(1)
Deferred Revenue from Long-Term Gas Leases (Net of Amortization)	(2)	(4)
Timber Deed Acquired	—	(18)
Working Capital Changes	7	(40)
Other	3	12
Net Cash Provided By (Used In) Operating Activities	189	140

CASH FLOWS FROM INVESTING ACTIVITIES
Capital Expenditures, Excluding Timberland Acquisitions (Includes $4 MDF Fire Replacement Capital in 2014)	(40)	(31)
Timberlands Acquired	—	(78)
Contributions to Real Estate Development Ventures	(4)	—
Distributions from Real Estate Development Ventures	1	—
Net Cash Provided By (Used In) Investing Activities	(43)	(109)

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends	(156)	(140)
Borrowings on Line of Credit	748	721
Repayments on Line of Credit	(1,063)	(472)
Principal Payments and Retirement of Long-Term Debt	—	(174)
Proceeds from Stock Option Exercises	1	35
Acquisition of Treasury Stock	(2)	(2)
Net Cash Provided By (Used In) Financing Activities	(472)	(32)

Increase (Decrease) In Cash and Cash Equivalents	(326)	(1)
Cash and Cash Equivalents:
Beginning of Period	433	356

End of Period	$107	$355

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Quarter Ended June 30,
(In Millions)	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$55	$46
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization (Includes $2 MDF Fire Impairment Loss in 2014)	34	25
Basis of Real Estate Sold	25	17
Earnings from Unconsolidated Entities, net	(15)	(17)
Deferred Income Taxes	—	(2)
Deferred Revenue from Long-Term Gas Leases (Net of Amortization)	—	(1)
Working Capital Changes Impacting Cash Flow:
Like-Kind Exchange Funds	—	53
Other Working Capital Changes	31	12
Other	2	6
Net Cash Provided By (Used In) Operating Activities	132	139

CASH FLOWS FROM INVESTING ACTIVITIES
Capital Expenditures, Excluding Timberland Acquisitions (Includes $4 MDF Fire Replacement Capital in 2014)	(24)	(17)
Timberlands Acquired	—	(76)
Distributions from Real Estate Development Ventures	1	—
Net Cash Provided By (Used In) Investing Activities	(23)	(93)

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends	(78)	(72)
Borrowings on Line of Credit	465	430
Repayments on Line of Credit	(493)	(355)
Proceeds from Stock Option Exercises	—	10
Net Cash Provided By (Used In) Financing Activities	(106)	13

Increase (Decrease) In Cash and Cash Equivalents	3	59
Cash and Cash Equivalents:
Beginning of Period	104	296

End of Period	$107	$355

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
SEGMENT DATA
(UNAUDITED)

	Six Months Ended June 30,
(In Millions)	2014	2013
Revenues:
Northern Resources	$127	$127
Southern Resources	250	202
Real Estate	100	131
Manufacturing	184	185
Energy and Natural Resources	18	11
Other	8	—
Eliminations	(14)	(13)
Total Revenues	$673	$643

Operating Income (Loss): (A)
Northern Resources	$21	$19
Southern Resources	64	47
Real Estate	57	75
Manufacturing	19	24
Energy and Natural Resources	12	9
Other	(4)	—
Other Costs and Eliminations, net	(33)	(34)
Total Operating Income	$136	$140

Adjusted EBITDA by Segment: (B)
Northern Resources	$35	$31
Southern Resources	101	75
Real Estate	88	117
Manufacturing	28	32
Energy and Natural Resources	16	10
Other	(3)	—
Other Costs and Eliminations, net	(32)	(33)
Total	$233	$232

(A)
For Segment reporting, Equity Loss from Real Estate Development Ventures of $3 million is included in Operating Income (Loss) for the Other Segment. During the second quarter of 2014, we experienced a fire at our MDF facility. We recorded a $2 million loss representing the net book value of the building and equipment damaged or destroyed by the fire. During the second quarter of 2014, we also recorded a $4 million gain related to partial insurance recoveries the company expects to receive. The amount of insurance recoveries was based on the costs incurred during the second quarter to repair or replace the damaged building and equipment. Substantially all of these costs were capitalized during the second quarter of 2014. Both the building and equipment loss and the insurance recoveries are reported as Other Operating Gain/(Loss) in our Manufacturing Segment and are included in Other Operating Income (Expense), net in the Consolidated Statements of Income.

(B)	Refer to the separate schedule, "Segment Data - Adjusted EBITDA" for reconciliations of Adjusted EBITDA to operating income and net cash provided by operating activities.

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
SEGMENT DATA
(UNAUDITED)

	Quarter Ended June 30,
(In Millions)	2014	2013
Revenues:
Northern Resources	$50	$53
Southern Resources	127	98
Real Estate	77	53
Manufacturing	94	99
Energy and Natural Resources	9	5
Other	5	—
Eliminations	(6)	(5)
Total Revenues	$356	$303

Operating Income (Loss): (A)
Northern Resources	$5	$8
Southern Resources	33	23
Real Estate	45	30
Manufacturing	10	14
Energy and Natural Resources	6	4
Other	(3)	—
Other Costs and Eliminations, net	(16)	(17)
Total Operating Income	$80	$62

Adjusted EBITDA by Segment: (B)
Northern Resources	$11	$13
Southern Resources	52	37
Real Estate	70	47
Manufacturing	16	18
Energy and Natural Resources	8	5
Other	(2)	—
Other Costs and Eliminations, net	(15)	(16)
Total	$140	$104

(A) For Segment reporting, Equity Loss from Real Estate Development Ventures of $2 million is included in Operating Income (Loss) for the Other Segment. During the second quarter of 2014, we experienced a fire at our MDF facility. We recorded a $2 million loss representing the net book value of the building and equipment damaged or destroyed by the fire. During the second quarter of 2014, we also recorded a $4 million gain related to partial insurance recoveries the company expects to receive. The amount of insurance recoveries was based on the costs incurred during the second quarter to repair or replace the damaged building and equipment. Substantially all of these costs were capitalized during the second quarter of 2014. Both the building and equipment loss and the insurance recoveries are reported as Other Operating Gain/(Loss) in our Manufacturing Segment and are included in Other Operating Income (Expense), net in the Consolidated Statements of Income.

(B) Refer to the separate schedule, "Segment Data - Adjusted EBITDA" for reconciliations of Adjusted EBITDA to operating income and net cash provided by operating activities.

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
SELECTED OPERATING STATISTICS
(UNAUDITED)

		2014
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$22	$22			$22
Pulpwood	$/Ton Stumpage	$12	$12			$12
Northern Resources
Sawlog	$/Ton Delivered	$86	$83			$85
Pulpwood	$/Ton Delivered	$43	$41			$43

Lumber (1)	$/MBF	$573	$594			$584
Plywood (1)	$/MSF	$451	$468			$460
Fiberboard (1)	$/MSF	$678	$675			$677

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,550	1,619			3,169
Pulpwood	1,000 Tons	2,054	2,159			4,213
Total Harvest		3,604	3,778	—	—	7,382
Northern Resources
Sawlog	1,000 Tons	667	499			1,166
Pulpwood	1,000 Tons	470	248			718
Total Harvest		1,137	747	—	—	1,884

Lumber	MBF	37,703	39,697			77,400
Plywood	MSF	39,188	37,620			76,808
Fiberboard	MSF	50,681	54,831			105,512

		2013
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$21	$21	$22	$22	$22
Pulpwood	$/Ton Stumpage	$11	$11	$11	$12	$11
Northern Resources
Sawlog	$/Ton Delivered	$77	$79	$79	$81	$79
Pulpwood	$/Ton Delivered	$43	$42	$43	$43	$43

Lumber (1)	$/MBF	$568	$544	$498	$536	$534
Plywood (1)	$/MSF	$462	$464	$457	$450	$458
Fiberboard (1)	$/MSF	$639	$668	$680	$672	$665

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,339	1,276	1,544	1,733	5,892
Pulpwood	1,000 Tons	1,771	1,688	1,952	2,153	7,564
Total Harvest		3,110	2,964	3,496	3,886	13,456
Northern Resources
Sawlog	1,000 Tons	704	581	636	566	2,487
Pulpwood	1,000 Tons	414	209	387	401	1,411
Total Harvest		1,118	790	1,023	967	3,898

Lumber	MBF	30,535	36,770	40,622	37,990	145,917
Plywood	MSF	46,905	48,364	46,709	45,164	187,142
Fiberboard	MSF	52,329	60,273	54,795	46,250	213,647

(1) Represents prices at mill level.

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
LAND SALE STATISTICS
(UNAUDITED)

	2014
	1st Qtr	2nd Qtr (1)	3rd Qtr	4th Qtr	YTD
Acres Sold
Small Non-strategic	3,035	23,640			26,675
Large Non-strategic	—	—			—
Conservation	3,415	11,875			15,290
HBU/Recreation	4,125	31,530			35,655
Development Properties	—	—			—
Conservation Easements	n/a	n/a			n/a
	10,575	67,045	—	—	77,620
Price per Acre
Small Non-strategic	$1,325	$790			$850
Large Non-strategic	$—	$—			$—
Conservation	$1,685	$635			$865
HBU/Recreation	$2,200	$1,485			$1,570
Development Properties	$—	$—			$—
Conservation Easements	$340	$300			$320

Revenue, ($ millions)
Small Non-strategic	$4	$19			$23
Large Non-strategic	$—	$—			$—
Conservation	$6	$8			$14
HBU/Recreation	$9	$46			$55
Development Properties	$—	$—			$—
Conservation Easements	$4	$4			$8
	$23	$77	$—	$—	$100

Basis of Real Estate Sold (2)	$6	$25			$31
	2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Acres Sold
Small Non-strategic	5,685	17,130	17,300	3,985	44,100
Large Non-strategic (3)	36,000	—	15,370	—	51,370
Conservation	970	17,525	1,385	6,125	26,005
HBU/Recreation	7,595	9,825	9,455	20,095	46,970
Development Properties	—	—	—	—	—
Conservation Easements	n/a	n/a	n/a	n/a	n/a
	50,250	44,480	43,510	30,205	168,445
Price per Acre
Small Non-strategic	$1,230	$1,185	$1,280	$1,290	$1,235
Large Non-strategic	$1,475	$—	$3,415	$—	$2,050
Conservation	$2,580	$835	$1,920	$1,015	$1,000
HBU/Recreation	$2,015	$1,925	$1,925	$2,100	$2,010
Development Properties	$—	$—	$—	$—	$—
Conservation Easements	$—	$—	$—	$600	$600

Revenue, ($ millions)
Small Non-strategic	$7	$20	$22	$5	$54
Large Non-strategic	$53	$—	$53	$—	$106
Conservation	$3	$14	$3	$6	$26
HBU/Recreation	$15	$19	$18	$43	$95
Development Properties	$—	$—	$—	$—	$—
Conservation Easements	$—	$—	$—	$5	$5
	$78	$53	$96	$59	$286

Basis of Real Estate Sold (2)	$25	$17	$26	$22	$90

Exhibit 99.2

Plum Creek Timber Company, Inc.
Notes to Land Sale Statistics
(Unaudited)

(1) During the second quarter of 2014, the company sold approximately 49,400 acres in Wisconsin for $45.3 million. The transaction consisted of approximately 22,400 acres of HBU/Recreation property with an estimated value of $28.7 million, approximately 17,000 acres of Small Non-strategic property with an estimated value of $11.6 million, and approximately 10,000 acres of Conservation property with an estimated value of $5.0 million.

(2)
Includes $12 million in the second quarter of 2014 for a 49,400 acre sale located in Wisconsin, $9 million in the third quarter of 2013 for a 15,370 acre Large Non-Strategic sale located in Oregon and $18 million in the first quarter of 2013 from a 36,000 acre Large Non-strategic sale located in Texas and Oklahoma.

(3) During the third quarter of 2013, the company sold 15,370 acres of Large Non-strategic lands located in Oregon for $52.5 million. During the first quarter of 2013, the company sold 36,000 acres of Large Non-strategic lands located in Texas and Oklahoma for $52.7 million.

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
DEBT MATURITIES SCHEDULE
June 30, 2014
(UNAUDITED)

	Borrowings
(In Millions)	Principal	Interest Rate
Annual Maturities through 2017:
2015	$439	5.875%

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
MEDIUM DENSITY FIBERBOARD ("MDF") FACILITY FIRE - OPERATING INCOME IMPACT
June 30, 2014
(UNAUDITED)

On June 10, 2014, we experienced a fire at our MDF facility. Production at the facility resumed on July 10, 2014. The schedule below details the components that impacted second quarter 2014 operating income and the estimates that are expected to impact our third and fourth quarter 2014 operating income.

	2014
(In Millions)	2nd Qtr	2nd Half	Total
Impacts on Manufacturing Operating Income:
Foregone MDF Income	$(4)	$(1)	$(5)
Business Interruption Recoveries(1)	$—	$5	$5
Loss on Property, Plant and Equipment	$(2)	$—	$(2)
Property Insurance Recoveries(1)	$4	$5	$9
Net Impact on Manufacturing Operating Income	$(2)	$9	$7

(1) The expected insurance recoveries reflect the impact of our cumulative $1 million deductible. Business interruption recoveries will be recorded when the cash payment is received. Property insurance recoveries are recorded when the repair expenditures have been incurred by the company. As of June 30, 2014, no cash payments from insurance recoveries have been received.

Exhibit 99.2

Plum Creek Timber Company, Inc.
Segment Data - Adjusted EBITDA
Reconciliation of Operating Income and Net Cash
Provided by Operating Activities
(Unaudited)

We define Adjusted EBITDA as earnings from continuing operations, excluding Equity Earnings from the Timberland Venture, and before interest expense (including any gains or losses from extinguishment of debt), taxes, depreciation, depletion, amortization, and basis in real estate sold. In addition to including Equity Earnings from Real Estate Development Ventures in Adjusted EBITDA, we also include, as an add back to Operating Income for the Other Segment, our proportional share of depreciation, depletion, amortization, and basis in real estate sold from this equity method investment. Adjusted EBITDA is not considered a measure of financial performance under U.S. generally accepted accounting principles (U.S. GAAP) and the items excluded from Adjusted EBITDA are significant components of our consolidated financial statements.

We present Adjusted EBITDA as a supplemental performance measure because we believe it facilitates operating performance comparisons from period to period, and each business segment’s contribution to that performance, by eliminating non-cash charges to earnings, which can vary significantly by business segment. These non-cash charges include timber depletion, depreciation of fixed assets and the basis in real estate sold. We also use Adjusted EBITDA as a supplemental liquidity measure because we believe it is useful in measuring our ability to generate cash. In addition, we believe Adjusted EBITDA is commonly used by investors, lenders and rating agencies to assess our financial performance.

A reconciliation of Adjusted EBITDA to net income and net cash from operating activities, the most directly comparable U.S. GAAP performance and liquidity measures, is provided in the following schedules:

	Six Months Ended June 30, 2014

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment (1)
Northern Resources	$21	$14	$—	$35
Southern Resources	64	37	—	101
Real Estate	57	—	31	88
Manufacturing	19	9	—	28
Energy and Natural Resources	12	4	—	16
Other	(4)	1	—	(3)
Other Costs and Eliminations	(35)	1	—	(34)
Other Unallocated Operating Income (Expense), net	2	—	—	2
Total	$136	$66	$31	$233

Reconciliation to Net Income (2)
Equity Earnings from Timberland Venture	32
Interest Expense	(83)
(Provision) Benefit for Income Taxes	—
Net Income	$85

Reconciliation to Net Cash Provided By Operating Activities (1)
Net Cash Flows from Operations				$189
Interest Expense				83
Amortization of Debt Costs				(1)
Provision / (Benefit) for Income Taxes				—
Distributions from Timberland Venture				(28)
Equity Earnings, Depletion, Amortization, and Basis of Real Estate Sold from Real Estate Development Ventures				(2)
Deferred Income Taxes				—
Gain on Sale of Properties and Other Assets				—
Deferred Revenue from Long-Term Gas Leases				2
Timber Deed Acquired				—
Pension Plan Contributions				—
Working Capital Changes				(7)
Other				(3)
Adjusted EBITDA				$233

(1) Includes Equity Loss from Real Estate Development Ventures ($3 million) in Operating Income for the Other Segment, along with our proportional share of depreciation, depletion, amortization ($1 million), and basis in real estate sold ($0) from this equity method investment.

(2) Includes reconciling items not allocated to segments for financial reporting purposes.

Exhibit 99.2

	Six Months Ended June 30, 2013

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment
Northern Resources	$19	$12	$—	$31
Southern Resources	47	28	—	75
Real Estate	75	—	42	117
Manufacturing	24	8	—	32
Energy and Natural Resources	9	1	—	10
Other	—	—	—	—
Other Costs and Eliminations	(35)	1	—	(34)
Other Unallocated Operating Income (Expense), net	1	—	—	1
Total	$140	$50	$42	$232

Reconciliation to Net Income (1)
Equity Earnings from Timberland Venture	31
Interest Expense	(70)
(Provision) Benefit for Income Taxes	1
Net Income	$102

Reconciliation to Net Cash Provided By Operating Activities
Net Cash Flows from Operations				$140
Interest Expense				70
Amortization of Debt Costs				(1)
Provision / (Benefit) for Income Taxes				(1)
Distributions from Timberland Venture				(27)
Equity Earnings, Depletion, Amortization and Basis of Real Estate Sold from Real Estate Development Ventures				—
Deferred Income Taxes				1
Gain on Sale of Properties and Other Assets				—
Deferred Revenue from Long-Term Gas Leases				4
Timber Deed Acquired				18
Pension Plan Contributions				—
Working Capital Changes				40
Other				(12)
Adjusted EBITDA				$232

(1) Includes reconciling items not allocated to segments for financial reporting purposes.

Exhibit 99.2

	Quarter Ended June 30, 2014

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment (1)
Northern Resources	$5	$6	$—	$11
Southern Resources	33	19	—	52
Real Estate	45	—	25	70
Manufacturing	10	6	—	16
Energy and Natural Resources	6	2	—	8
Other	(3)	1	—	(2)
Other Costs and Eliminations	(17)	1	—	(16)
Other Unallocated Operating Income (Expense), net	1	—	—	1
Total	$80	$35	$25	$140

Reconciliation to Net Income (2)
Equity Earnings from Timberland Venture	17
Interest Expense	(42)
(Provision) Benefit for Income Taxes	—
Net Income	$55

Reconciliation to Net Cash Provided By Operating Activities (1)
Net Cash Flows from Operations				$132
Interest Expense				42
Amortization of Debt Costs				—
Provision / (Benefit) for Income Taxes				—
Distributions from Timberland Venture				—
Equity Earnings, Depletion, Amortization, and Basis of Real Estate Sold from Real Estate Development Ventures				(1)
Deferred Income Taxes				—
Gain on Sale of Properties and Other Assets				—
Deferred Revenue from Long-Term Gas Leases				—
Timber Deed Acquired				—
Pension Plan Contributions				—
Working Capital Changes				(31)
Other				(2)
Adjusted EBITDA				$140

(1) Includes Equity Loss from Real Estate Development Ventures ($2 million) in Operating Income for the Other Segment, along with our proportional share of depreciation, depletion, amortization ($1 million), and basis in real estate sold ($0) from this equity method investment.

(2) Includes reconciling items not allocated to segments for financial reporting purposes.

Exhibit 99.2

	Quarter Ended June 30, 2013

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment
Northern Resources	$8	$5	$—	$13
Southern Resources	23	14	—	37
Real Estate	30	—	17	47
Manufacturing	14	4	—	18
Energy and Natural Resources	4	1	—	5
Other	—	—	—	—
Other Costs and Eliminations	(18)	1	—	(17)
Other Unallocated Operating Income (Expense), net	1	—	—	1
Total	$62	$25	$17	$104

Reconciliation to Net Income (1)
Equity Earnings from Timberland Venture	17
Interest Expense	(35)
(Provision) Benefit for Income Taxes	2
Net Income	$46

Reconciliation to Net Cash Provided By Operating Activities
Net Cash Flows from Operations				$139
Interest Expense				35
Amortization of Debt Costs				—
Provision / (Benefit) for Income Taxes				(2)
Distributions from Timberland Venture				—
Equity Earnings, Depletion, Amortization, and Basis of Real Estate Sold from Real Estate Development Ventures				—
Deferred Income Taxes				2
Gain on Sale of Properties and Other Assets				—
Deferred Revenue from Long-Term Gas Leases				1
Timber Deed Acquired				—
Pension Plan Contributions				—
Working Capital Changes				(65)
Other				(6)
Adjusted EBITDA				$104

(1) Includes reconciling items not allocated to segments for financial reporting purposes.